 NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

Supplement dated January 9, 2019
to the Prospectus dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

American Funds NVIT Growth Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled "Portfolio Managers" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Mark L. Casey	Partner – Capital International Investors, a division of Capital Research	Since 2017
Michael T. Kerr	Partner – Capital International Investors, a division of Capital Research	Since 2005
Anne-Marie Peterson	Partner – Capital World Investors, a division of Capital Research	Since 2019
Andraz Razen	Partner – Capital World Investors, a division of Capital Research	Since 2013
Alan J. Wilson	Partner – Capital World Investors, a division of Capital Research	Since 2014

2.	The first paragraph under the section entitled" Portfolio Management of the Master Funds" on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Capital Research uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual portfolio managers at Capital Research.  These portfolio managers decide how their respective segments will be invested. In addition, individual portfolio managers of certain Master Funds may allocate a portion of their segment of the Master Fund to fixed income managers in the Master Fund, and Capital Research's investment analysts may make investment decisions with respect to a portion of a Master Fund's portfolio. Investment decisions are subject to a Master Fund's objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and its investment divisions.

3.	The information under the section entitled "Master Growth Fund Team Members" on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Mark L. Casey is a Partner of Capital International Investors. Mr. Casey has been employed in the investment management area of Capital Research or its affiliates for the past 18 years. Mr. Casey has been an equity portfolio manager for the Master Growth Fund for one year and previously served as an investment analyst for 11 years.
Michael T. Kerr is a Partner of Capital International Investors. Mr. Kerr has been employed with Capital Research or its affiliates for the last 33 years. Mr. Kerr has been an equity portfolio manager for the Master Growth Fund for 13 years.
Anne-Marie Peterson is a Partner of Capital World Investors. Ms. Peterson has been employed with Capital Research or its affiliates for the past 14 years. Ms. Peterson has been an equity portfolio manager for the Master Growth Fund for one year and previously served as an investment analyst for 11 years.
Andraz Razen is a Partner of Capital World Investors. Mr. Razen has been employed with Capital Research or its affiliates for the past 14 years. Mr. Razen has been an equity portfolio manager for the Master Growth Fund for 5 years and previously served as an investment analyst for 3 years.
Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed with Capital Research or its affiliates for the last 27 years. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund for 4 years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE